UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2014 (April 25, 2014)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

11 West 42nd Street

New York, New York 10036

(Address of registrant's principal executive office)

Registrant's telephone number, including area code: (212) 461-5200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

This Current Report on Form 8-K includes as an exhibit a press release, dated April 29, 2014, reporting the financial results of CIT Group Inc. (the “Company”) as of and for the quarter ended March 31, 2014. The press release is attached as Exhibit 99.1. This press release includes certain non-GAAP financial measures. A reconciliation of those measures to the most directly comparable GAAP measures is included as a table to the press release. The information furnished under this Item 2.02, including Exhibit 99.1, shall be considered filed for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

In addition, this Form 8-K includes a copy of the Company’s presentation of its First Quarter 2014 Financial Results for the quarter ended March 31, 2014, which is attached as Exhibit 99.2. The information included in Exhibit 99.2 shall not be considered filed for purposes of the Exchange Act. The Company also provides supplementary financial information on its website, which is not incorporated by reference in this Form 8-K.

Section 8 – Other Events

Item 8.01.  Other Events.

On April 17, 2014, the Board of Directors of the Company authorized the repurchase of up to an additional $300 million of its outstanding Common Stock through December 31, 2014.  This authorization is in addition to the repurchase of $307 million of common stock that was previously authorized by the Board in January 2014.

Management will determine the timing and amount of any share repurchases under the share repurchase authorizations based on market conditions and other considerations.  The repurchases may be effected in the open market, through derivative, accelerated repurchase and other negotiated transactions, and through plans designed to comply with Rule 10b5-1(c) under the Exchange Act.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press release issued by CIT Group Inc. on April 29, 2014 reporting its financial results as of and for the quarter ended March 31, 2014.
99.2	Presentation by CIT Group Inc. on April 29, 2014 regarding its First Quarter 2014 Financial Results.

Forward-Looking Statements

     This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT's businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2013. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ Scott T. Parker

Scott T. Parker
Executive Vice President & Chief Financial Officer

Dated: April 29, 2014